OPPENHEIMER  QUEST GROWTH & INCOME VALUE FUND Class C Share
                       Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, CLASS C SHARES
                  below cert. no.)

                  (centered
                  below boxes)Oppenheimer Quest for Value Funds

                  A MASSACHUSETTS BUSINESS TRUST

                  SERIES:  OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

      (at left)   THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS
                                                      (box with number)
                                                      CUSIP 68380E 601

      (at left)       is the owner of

      (centered)  FULLY PAID CLASS C SHARES OF
                        BENEFICIAL INTEREST OF


                        OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND


            A series of Oppenheimer Quest for Value Funds (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

            WITNESS the facsimile seal of Trust and the signatures of its duly authorized officers.

                  (signature                   Dated:(signature
                  at left of seal)              at right of seal)

                  /s/ George C. Bowen                 /s/ Bridget Macaskill
                  -----------------------             -------------------
                  TREASURER                             PRESIDENT

                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                           OPPENHEIMER QUEST FOR VALUE FUNDS
                                         SEAL
                                         1987
                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                            OPPENHEIMERFUNDS SERVICES
                                          (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                          Denver (CO)       Transfer Agent

                                          By ____________________________
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                                    UNDER UGMA/UTMA         ___________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.
For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

---------------------------------------------------------------------
                   (Please print or type name and address of assignee) ______________________________________________Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                       Signed: __________________________

                               -----------------------------------
                               (Both must sign if joint owners)

                     Signature(s) __________________________
                     guaranteed        Name of Guarantor
                        by:         _____________________________
                                    Signature of
                                    Officer/Title

(text printed           NOTICE: The signature(s) to this assignment must
vertically to right     correspond with the name(s) as written upon the
of above paragraph)     face of the certificate in every particular
                        without alteration or enlargement or any change whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of          institution of the type described in the current
signature(s))           prospectus of the Trust.

PLEASE NOTE: This document contains a watermark       OppenheimerFunds
when viewed at an angle.  It is invalid without       "four hands"
watermark:                                             logotype



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      THIS SPACE MUST NOT BE COVERED IN ANY WAY



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